SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SunAmerica Income Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNAMERICA STRATEGIC BOND FUND,

A SERIES OF

SUNAMERICA INCOME FUNDS

Harborside Financial Center

3200 Plaza 5, Jersey City, New Jersey 07311

February 18, 2010

Dear Shareholder:

As of December 14, 2009, you owned shares of the SunAmerica Strategic Bond Fund. Recently, we sent you proxy materials for the Fund’s meeting of shareholders describing important proposals affecting the Strategic Bond Fund, a series of the SunAmerica Income Funds that was scheduled for February 16, 2010. In order to conduct the formal business of the meeting we need sufficient proxy voting participation by shareholders. We have received voting instructions from many of our shareholders, but as of the date of this letter your vote has not been received. The meeting has been adjourned to March 17, 2010 at 9:30 a.m. to have your vote represented. Due to the size of your investment, your vote is critical to the outcome of this meeting.

The Fund is asking shareholders to vote on a proposal to approve the New Subadvisory Agreement between SunAmerica and PineBridge and a proposal to approve the operation of the Strategic Bond Fund in a manner consistent with the Manager of Managers Order. The Board of Trustees has carefully considered the proposals, believes the proposals to be in the best interests of Fund shareholders, and unanimously recommends that you vote FOR the proposals.

More information regarding this Special Meeting and proposals can be found in the proxy statement. If you would like another copy of the proxy statement, have any proxy-related questions, or to vote your proxy by phone, please call 1-866-721-1619 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Whichever method you choose to vote, your vote matters and will help the Fund to obtain the required number of votes to hold the meeting and avoid additional costs of further solicitation. Please help the Fund by taking a moment to cast your vote today. Thank you for your participation.

Sincerely,

SunAmerica Funds

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Vote by Touch-Tone Phone. Simply dial toll-free 1-(866) 458-9862. Please have your control number found on the enclosed proxy card available at the time of the call.

Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.com and enter your control number found on the enclosed proxy card.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

REG 6479

SUNAMERICA STRATEGIC BOND FUND,

A SERIES OF

SUNAMERICA INCOME FUNDS

Harborside Financial Center

3200 Plaza 5, Jersey City, New Jersey 07311

February 18, 2010

Dear Shareholder:

As of December 14, 2009, you owned shares of the SunAmerica Strategic Bond Fund. Recently, we sent you proxy materials for the Fund’s meeting of shareholders describing important proposals affecting the Strategic Bond Fund, a series of the SunAmerica Income Funds that was scheduled for February 16, 2010. In order to conduct the formal business of the meeting we need sufficient proxy voting participation by shareholders. We have received voting instructions from many of our shareholders, but as of the date of this letter your vote has not been received. The meeting has been adjourned to March 17, 2010 at 9:30 a.m. to have your vote represented. Due to the size of your investment, your vote is critical to the outcome of this meeting.

The Fund is asking shareholders to vote on a proposal to approve the New Subadvisory Agreement between SunAmerica and PineBridge and a proposal to approve the operation of the Strategic Bond Fund in a manner consistent with the Manager of Managers Order. The Board of Trustees has carefully considered the proposals, believes the proposals to be in the best interests of Fund shareholders, and unanimously recommends that you vote FOR the proposals.

More information regarding this Special Meeting and proposals can be found in the proxy statement. If you would like another copy of the proxy statement, have any proxy-related questions, or to vote your proxy by phone, please call 1-866-721-1619 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Whichever method you choose to vote, your vote matters and will help the Fund to obtain the required number of votes to hold the meeting and avoid additional costs of further solicitation. Please help the Fund by taking a moment to cast your vote today. Thank you for your participation.

Sincerely,

SunAmerica Funds

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Vote by Phone. Simply dial the toll-free number noted on the enclosed proxy form. Be sure to have the proxy form at the time of your call.

Vote via the Internet. You may cast your vote using the Internet by logging onto the website noted on the enclosed proxy form. Please have the proxy form available at the time you plan on voting.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

NOBO

SUNAMERICA STRATEGIC BOND FUND,

A SERIES OF

SUNAMERICA INCOME FUNDS

Harborside Financial Center

3200 Plaza 5, Jersey City, New Jersey 07311

February 18, 2010

Dear Shareholder:

As of December 14, 2009, you owned shares of the SunAmerica Strategic Bond Fund. Recently, we sent you proxy materials for the Fund’s meeting of shareholders describing important proposals affecting the Strategic Bond Fund, a series of the SunAmerica Income Funds that was scheduled for February 16, 2010. In order to conduct the formal business of the meeting we need sufficient proxy voting participation by shareholders. We have received voting instructions from many of our shareholders, but as of the date of this letter your vote has not been received. The meeting has been adjourned to March 17, 2010 at 9:30 a.m. to have your vote represented. Due to the size of your investment, your vote is critical to the outcome of this meeting.

The Fund is asking shareholders to vote on a proposal to approve the New Subadvisory Agreement between SunAmerica and PineBridge and a proposal to approve the operation of the Strategic Bond Fund in a manner consistent with the Manager of Managers Order. The Board of Trustees has carefully considered the proposals, believes the proposals to be in the best interests of Fund shareholders, and unanimously recommends that you vote FOR the proposals.

More information regarding this Special Meeting and proposals can be found in the proxy statement. If you would like another copy of the proxy statement, have any proxy-related questions, or to vote your proxy by phone, please call 1-866-721-1619 extension 6479 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Whichever method you choose to vote, your vote matters and will help the Fund to obtain the required number of votes to hold the meeting and avoid additional costs of further solicitation. Please help the Fund by taking a moment to cast your vote today. Thank you for your participation.

Sincerely,

SunAmerica Funds

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Vote by Phone. Simply dial the toll-free number noted on the enclosed proxy form. Be sure to have the proxy form at the time of your call.

Vote via the Internet. You may cast your vote using the Internet by logging onto the website noted on the enclosed proxy form. Please have the proxy form available at the time you plan on voting.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

OBO